                                                                   10.(i)(G)(4)


                                   WAIVER TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT


     WAIVER TO POST-PETITION LOAN AND GUARANTY AGREEMENT, dated November 7, 1997 (this "Waiver"), among MONTGOMERY WARD & CO., INCORPORATED, an Illinois
       ------
corporation and a debtor and debtor in possession ("Borrower Representative"),
                                                    -----------------------
MONTGOMERY WARD HOLDING CORP., a Delaware corporation and a debtor and debtor in possession ("Parent" or "Guarantor"), as Guarantor, the other Guarantors
                         ---------
signatory hereto (together with Parent and the Borrower Representative, the "Credit Parties"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation
---------------
(in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent
                              ----------
(the "Agent") for Lenders, and the other Lenders signatory hereto.
      -----


                                   RECITALS
                                   --------

     WHEREAS, the Borrower Representative, the Guarantors, the Lenders and the Agent are parties to that certain Post-Petition Loan and Guaranty Agreement, dated as of July 8, 1997 (as amended by the terms of the Waiver and First Amendment to Post-Petition Loan and Guaranty Agreement dated July 30, 1997 and as further amended, supplemented or modified, the "Loan Agreement"). The
                                                   --------------
Borrower Representative and the Guarantors have requested that the Lenders agree to waive, for the limited purposes set forth herein, certain provisions of the Loan Agreement. The Borrower Representative, the Guarantors, the Lenders and the Agent have agreed, upon the terms and conditions specified herein, to waive such provisions as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

     SECTION 1.  Defined Terms and Interpretation.
                 --------------------------------

     (a) The capitalized terms used herein which are defined in the Loan Agreement, shall have the respective meanings assigned to them in the Loan Agreement except as otherwise provided herein or unless the context otherwise requires.

     (b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

     (c) No provision in this Waiver shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision

     SECTION 2.  Waiver.
                 ------

     (a) As of the effective date of this Waiver, Lenders hereby waive the provisions of Section 6.3 of the Loan Agreement, for the limited purpose of permitting the Borrower Representative to grant one or more Liens in favor of any Person acting as a liquidation agent (the "Liquidation Agent") in connection with the liquidation and sale of certain of the assets of the Borrower Representative (the "Store Liquidations") pursuant to the terms of a valid and enforceable order of the Bankruptcy Court entered in respect of that certain Motion of Debtors and Debtors In Possession for an Order Authorizing Montgomery Ward & Co., Incorporated to (a) Close Certain Stores, (b) Conduct Store Closing Sales and (c) Enter Into an Agency Agreement with a Liquidation Agent, dated October 17, 1997 (the "Motion"); provided, however, that (i) any such Lien shall
                                 --------  -------
only extend to the Inventory that is located at one of the stores or service centers set forth on the list attached as Exhibit A to the Motion (the "Closed Locations") on the date the physical inventory is conducted in connection with the liquidation sale contemplated by the Motion and shall only secure the fees and obligations owed to the Liquidation Agent by the Borrower Representative pursuant to the Motion and (ii) the Borrower Representative acknowledges and agrees that it is prohibited from, and shall not transfer Inventory to the Closed Locations from any facility owned or operated by any Credit Party or otherwise cause other Inventory to be located or stored at any of the Closed Locations which has an aggregate book value in excess of $100,000.

     (b) The Lenders agree that the Inventory sold pursuant to the Store Liquidations shall not be included in calculating the amount of assets permitted to be sold by the Borrower Representatives and its Subsidiaries pursuant to
Section 6.4 of the Loan Agreement during any fiscal year.

     SECTION 3.  Representations and Warranties True; No Default or Event of
                 -----------------------------------------------------------
Default.  The Credit Parties represent and warrant to the Agent and the Lenders
-------
that on the date of and after giving effect to the execution and delivery of this Waiver (a) the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (unless any such representation or warranty expressly relates to an earlier date); and (b) neither any Default nor Event of Default has occurred and is continuing as of the date hereof.

     SECTION 4.  Reference to this Waiver and Effect on Loan Documents.
                 -----------------------------------------------------

     (a) From and after the date hereof, each reference in the Loan Agreement (including in any Exhibit thereto) to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as affected hereby.

     (b) From and after the date of this Waiver, each reference in the Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement, as affected hereby.

     (c) The Loan Agreement, the Notes and the other Loan Documents, as affected hereby, shall remain in full force and effect and the Loan Documents are hereby ratified and confirmed in all respects.

     (d) The effectiveness of the waiver evidenced by Section 2 hereof, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or constitute a waiver of any other provision of the Loan Agreement or any other Loan Document.

     SECTION 5.  Effectiveness.  This Waiver shall become effective upon
                 -------------
receipt by the Agent of executed counterparts of this Waiver from the requisite number of Lenders that comprise the Requisite Lenders.

     SECTION 6.  Governing Law; Binding Effect.  In all respects, including all
                 -----------------------------
matters of construction, validity and performance, this Waiver shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

     SECTION 7.  Execution in Counterparts.  This Waiver may be executed in any
                 -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 8.  Consent of Guarantors.  By their execution and delivery of this
                 ---------------------
Waiver, each Guarantor hereby consents to all of the terms and provisions of this Waiver and ratifies and confirms that each of the Loan Documents to which it is a party remains in full force and effect and enforceable in accordance with their respective terms.

     IN WITNESS WHEREOF, this Waiver has been duly executed as of the date first written above.


                                        BORROWER:

                                        MONTGOMERY WARD & CO., INCORPORATED


                                        By: /s/ Douglas V. Gathany
                                           -------------------------------------
                                        Name:  Douglas V. Gathany
                                        Title: Vice President and Treasurer


                                        GUARANTORS:

                                        LECHMERE, INC.


                                        By: /s/ Douglas V. Gathany
                                            ------------------------------------
                                        Name:  Douglas V. Gathany
                                        Title: Assistant Treasurer


                                        AMERICAN DELIVERY SERVICE COMPANY


                                        By: /s/ Philip D. Delk
                                            ------------------------------------
                                        Name:  Philip D. Delk
                                        Title: Vice President, Secretary
                                               and Assistant Treasurer


                                        CONTINENTAL TRANSPORTATION, INC.


                                        By: /s/ Philip D. Delk
                                            ------------------------------------
                                        Name:  Philip D. Delk
                                        Title: Vice President and Assistant
                                               Treasurer

                                        JRI DISTRIBUTING, INC.
                                        STANDARD T CHEMICAL COMPANY, INC.
                                        WFL REALTY, INC.



                                        By: /s/ Philip D. Delk
                                            ------------------------------------
                                        Name:  Philip D. Delk
                                        Title: Vice President and Secretary


                                        M-W PRESTRESS, INC.
                                        MW DIRECT GENERAL, INC.
                                        MW DIRECT LIMITED, INC.


                                        By: /s/ Philip D. Delk
                                            ------------------------------------
                                        Name:  Philip D. Delk
                                        Title: Secretary


                                        MONTGOMERY WARD INTERNATIONAL,
                                         INC.
                                        MPI, INC.


                                        By: /s/ Philip D. Delk
                                            ------------------------------------
                                        Name:  Philip D. Delk
                                        Title: Assistant Secretary

                                        BARRETWARD PROPERTIES CO., INC.
                                        BRANDYWINE DC, INC.
                                        BRANDYWINE PROPERTIES, INC.
                                        BRETTWARD PROPERTIES CO., INC.
                                        FIRST MONT CORPORATION
                                        FOURTH WYCOMBE PROPERTIES,
                                         INC.
                                        GABEWARD PROPERTIES
                                         CORPORATION
                                        GARDEN GROVE DEVELOPMENT
                                         CORPORATION HUGA REALTY INC.
                                        JOSHWARD PROPERTIES
                                         CORPORATION
                                        LECHMERE DEVELOPMENT
                                         CORPORATION
                                        M-W FAIRFAX PROPERTIES, INC.
                                        M-W PROPERTIES CORPORATION
                                        M-W RESTAURANTS REALTY
                                         CORPORATION
                                        MARCOR HOUSING SYSTEMS, INC.
                                        MARYWARD PROPERTIES
                                         CORPORATION
                                        MF NEVADA INVESTMENTS, INC.
                                        MICHAELWARD PROPERTIES CO.,
                                        INC.
                                        MONTGOMERY WARD
                                         DEVELOPMENT CORPORATION
                                        MONTGOMERY WARD LAND
                                         CORPORATION
                                        MONTGOMERY WARD PROPERTIES
                                         CORPORATION
                                        MONTGOMERY WARD REALTY
                                         CORPORATION
                                        MW LAND CORPORATION
                                        NATIONAL HOMEFINDING SERVICE,
                                         INC.
                                        998 MONROE CORPORATION
                                        PAULWARD PROPERTIES CO., INC.
                                        ROBERTWARD PROPERTIES
                                         CORPORATION
                                        SACWARD PROPERTIES, INC.
                                        SECOND MONT CORPORATION
                                        7TH & CARROLL CORPORATION
                                        SEVENTH MONT CORPORATION
                                        618 CORPORATION
                                        619 CORPORATION
                                        THE 535 CORPORATION
                                        THIRD WYCOMBE PROPERTIES, INC.
                                        2825 DEVELOPMENT CORPORATION
                                        2825 REALTY CORPORATION
                                        UNIVERSITY AVENUE
                                         MARKETPLACE, INC.
                                        WFL DEVELOPMENT CORPORATION
                                        WYCOMBE PROPERTIES, INC.

                                        By: /s/ G. Tad Morgan
                                            ------------------------------------
                                        Name:  G. Tad Morgan
                                        Title: Vice President and Secretary


                                        GOODE FURNITURE COMPANIES, INC.
                                        MONTGOMERY WARD SECURITIES,
                                         INC.
                                        R M P DEVELOPMENT CORPORATION


                                        By: /s/ G. Tad Morgan
                                            ------------------------------------
                                        Name:  G. Tad Morgan
                                        Title: Secretary



                                        MONTGOMERY WARD HOLDING
                                         CORP.


                                        By: /s/ G. Tad Morgan
                                            ------------------------------------
                                        Name:  G. Tad Morgan
                                        Title: Assistant Secretary


                                        JEFFERSON STORES, INC.


                                        By: /s/ G. Tad Morgan
                                            ------------------------------------
                                        Name:  G. Tad Morgan
                                        Title: Vice President and Treasurer

                                       AGENT AND AS LENDER:



                                       GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                       By: /s/ James C. Ungari
                                           -----------------------------------
                                       Name:  James C. Ungari
                                       Title: Its Authorized Signatory


                                       LENDERS:

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ William P. Rindfuss
                                           -----------------------------------
                                       Name:  William P. Rindfuss
                                       Title: Vice President


                                       BANK OF SCOTLAND


                                       By: /s/ Annie Chin Tat
                                           -----------------------------------
                                       Name:  Annie Chin Tat
                                       Title: Vice President


                                       BANKAMERICA BUSINESS CREDIT,
                                        INC.


                                       By: /s/ Thomas G. Sullivan
                                           -----------------------------------
                                       Name:  Thomas G. Sullivan
                                       Title: Vice President


                                       BANKBOSTON RETAIL FINANCE INC.
                                        (f/k/a GBFC, INC.)


                                       By: /s/ Michael L. Pizette
                                           -----------------------------------
                                       Name: Michael L. Pizette
                                       Title: Director

                                   BANQUE PARIBAS


                                   By: /s/ Mary T. Finnegan
                                       ---------------------------------------
                                   Name:  Mary T. Finnegan
                                   Title: Director

                                   By: /s/ Duane Helkowski
                                       ---------------------------------------
                                   Name:  Duane Helkowski
                                   Title: Vice President


                                   CREDIT AGRICOLE INDOSUEZ


                                   By: /s/ David Bouhl
                                       ---------------------------------------
                                   Name:  David Bouhl
                                   Title: Executive Vice President


                                   By: /s/ Dean Balice
                                   ---------------------------------------
                                   Name:  Dean Balice
                                   Title: Senior Vice President



                                   THE CIT GROUP/BUSINESS CREDIT,
                                    INC.


                                   By: /s/ Nicole Cangelos
                                   ---------------------------------------
                                   Name:  Nicole Cangelos
                                   Title: Assistant Secretary


                                   CITIBANK, N.A.


                                   By: /s/ John W. Podkowsky, M.D.
                                       ---------------------------------------
                                   Name:  John W. Podkowsky, M.D.
                                   Title: Structured Finance Division, 0208389



                                   CITICORP USA, INC.


                                   By: /s/ John W. Podkowsky, M.D.
                                       ---------------------------------------
                                   Name: John W. Podkowsky, M.D.
                                   Title: Structured Finance Division, 0208389



                                   FLEET CAPITAL CORPORATION



                                   By: /s/ Thomas E. Joyce
                                       ---------------------------------------
                                   Name: Thomas E. Joyce
                                   Title: Vice President & Portfolio Manager

                                      GOLDMAN SACHS CREDIT PARTNERS
                                       L.P.



                                      By: /s/ John Urban
                                          ------------------------------------
                                      Name:  John Urban
                                      Title: Vice President



                                      GREENTREE FINANCIAL SERVICING
                                      CORPORATION


                                      By: /s/ Christopher A. Gouskos
                                          ------------------------------------
                                      Name:  Christopher A. Gouskos
                                      Title: Vice President



                                      HELLER FINANCIAL, INC.



                                      By: /s/ John Buff
                                          ------------------------------------
                                      Name: John Buff
                                      Title: Vice President



                                      IBJ SCHRODER BUSINESS CREDIT
                                       CORP.



                                      By: /s/ Alfred J. Scoyni
                                          ------------------------------------
                                      Name: Alfred J. Scoyni
                                      Title: Vice President




                                      JACKSON NATIONAL LIFE
                                      INSURANCE COMPANY
                                      By:  PPM FINANCE, INC.
                                      Its Attorney-in-fact


                                      By:_____________________________________
                                      Name:
                                      Title:



                                      LEHMAN COMMERCIAL PAPER, INC.



                                      By: /s/ Michele Swanson
                                          ------------------------------------
                                      Name: Michele Swanson
                                      Title: Authorized Signatory

                                   NATIONAL CITY COMMERCIAL
                                    FINANCE, INC.



                                   By: /s/ Mark Hanak
                                       --------------------------------------
                                   Name:  Mark Hanak
                                   Title: Account Officer